UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2008

Inovio Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 597-6006

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 4, 2008, Inovio Biomedical Corporation (“Inovio” or “the registrant”) issued a press release, a copy of which is filed as Exhibit 99.1 to this report.

On December 17, 2008, the registrant issued a press release, a copy of which is filed as Exhibit 99.2 to this report.

This press release contains certain forward-looking statements relating to plans for the merger of Inovio Biomedical Corporation and VGX Pharmaceuticals and the parties’ intent to develop their electroporation-based drug and gene delivery technologies and DNA vaccines. Actual events or results may differ from the expectations set forth herein as a result of a number of factors, including the uncertainties inherent in complex commercial transactions like the proposed merger; uncertainties inherent in clinical trials and product development programs (including, but not limited to, the fact that pre-clinical and clinical results referenced in this release may not be indicative of results achievable in other trials or for other indications and that results from one study may not necessarily be reflected or supported by the results of other similar studies), the availability of funding to support continuing research and studies in an effort to prove safety and efficacy of electroporation technology as a delivery mechanism or develop viable DNA vaccines, the availability or potential availability of alternative therapies or treatments for the conditions targeted by the parties or their collaborators, including alternatives that may be more efficacious or cost-effective than any therapy or treatment that the parties and their collaborators hope to develop, evaluation of potential opportunities, issues involving patents and whether they or licenses to them will provide the parties with meaningful protection from others using the covered technologies, whether such proprietary rights are enforceable or defensible or infringe or allegedly infringe on rights of others or can withstand claims of invalidity and whether the combined company can finance or devote other significant resources that may be necessary to prosecute, protect or defend them, the level of corporate expenditures, assessments of the companies’ combined technology by potential corporate or other partners or collaborators, capital market conditions, evaluation of the transaction by the NYSE Alternext, which may impact the current and/or additional listing of Inovio’s securities, and other factors set forth in Inovio’s Annual Report on Form 10-K for the year ended December 31, 2007, its 10-Q for the nine months ended September 30, 2008 and other regulatory filings from time to time, including, but not limited to, the registration statement/joint proxy statement to be filed by Inovio under Form S-4 pursuant to the merger agreement. There can be no assurance that any product in Inovio’s, VGX’s or the projected combined company’s product pipeline will be successfully developed or manufactured, that final results of clinical studies will be supportive of regulatory approvals required to market licensed products, or that any of the forward-looking information provided herein will be proven accurate.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release dated December 4, 2008.
99.2	Press release dated December 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008

INOVIO BIOMEDICAL CORPORATION

	By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer